SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      December 8, 2004

Cousins Properties Incorporated
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

0-3576
(Commission File Number)

58-0869052
(IRS Employer Identification Number)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339-5683
(Address of principal executive offices)

Registrant’s telephone number, including area code: (770) 955-2200

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 8, 2004, the Cousins Properties Incorporated (“Cousins”) Compensation, Succession, Nominating and Governance Committee (the “Committee”) of the Board of Directors approved the award of restricted stock and stock options to various employees of Cousins pursuant to the terms and conditions of the 1999 Incentive Stock Plan approved by the shareholders and previously filed by Cousins, as well as the additional terms and conditions of the Restricted Stock Certificate, Key Employee Incentive Stock Option Option Certificate and Key Employee Non-Incentive Stock Option Option Certificate, forms of which are filed as exhibits to this Form 8-K and incorporated by reference herein.

In addition, the Committee approved the award of annual incentive cash bonuses for the 2004 fiscal year to certain executive officers. The awards were made pursuant to an annual incentive bonus program adopted by the Committee in March 2004, which is not set forth in a written agreement. The awards were made based on Cousins’ achievement of corporate performance goals for fiscal year 2004 and the assessed contribution of the executive to Cousins’ success. The annual incentive compensation goals for 2004 included: level of Funds From Operations Per Share achieved for the year; investment properties’ percentage leased; residential lots sold; level of investments in new projects; various cost control measures; and level of property sales. The amount of each award is based on the target bonus set by the Committee for each executive officer for fiscal year 2004.

The Committee also approved similar annual incentive cash bonus targets for fiscal year 2005. The 2005 awards will be made based on Cousins’ achievement of corporate performance goals for fiscal year 2005 and the assessed contribution of the executive to Cousins’ success. The Committee has not yet set the performance goals for fiscal year 2005.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

          The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Form of Key Employee Incentive Stock Option Option Certificate (1999 Incentive Stock Plan)

10.2	Form of Key Employee Non-Incentive Stock Option Option Certificate (1999 Incentive Stock Plan)

10.3	Form of Restricted Stock Certificate (1999 Incentive Stock Plan)

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2004

COUSINS PROPERTIES INCORPORATED

	By:	/s/ James A. Fleming

James A. Fleming
Executive Vice President and Chief Financial Officer

Exhibit No.	Description

10.1	Form of Key Employee Incentive Stock Option Option Certificate (1999 Incentive Stock Plan)

10.2	Form of Key Employee Non-Incentive Stock Option Option Certificate (1999 Incentive Stock Plan)

10.3	Form of Restricted Stock Certificate (1999 Incentive Stock Plan)